UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2026

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NUTANIX, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-37883	27-0989767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of Principal Executive Offices) (Zip Code)

(408) 216-8360

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2026, Nutanix, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its second fiscal quarter ended January 31, 2026. A copy of this press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 3.02. Unregistered Sales of Equity Securities.

On February 23, 2026, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Advanced Micro Devices, Inc. (“AMD”) pursuant to which AMD agreed to purchase 4,136,789 shares of Class A common stock of the Company, $0.000025 par value per share (the “Shares”), at a purchase price of $36.26 per share, representing an aggregate purchase price in cash of $150 million. The Shares are to be issued in a private placement in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering (the “Private Placement”). The Stock Purchase Agreement contains customary representations, warranties and covenants, and the closing of the transaction is subject to customary closing conditions, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Stock Purchase Agreement does not provide for any governance or information rights beyond those applicable to the Company’s stockholders generally.

Item 7.01. Regulation FD Disclosure.

On February 25, 2026, the Company and AMD issued a joint press release announcing the Private Placement and a multi-year strategic partnership involving AMD funding up to $100 million for the Company to support R&D and go-to-market for integrated solutions. A copy of this press release is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, contains express and implied forward-looking statements including, but not limited to, statements about the strategic partnership and the joint development of an AI infrastructure platform; the benefits and impact of the strategic partnership; the parties’ commitment to an open ecosystem for AI; the expected  timeline for availability of the jointly-developed platform; the expected performance, features, and functionality of the jointly-developed platform; expectations regarding the development of enterprise AI infrastructure within the industry; anticipated R&D and go‑to‑market funding commitments; expectations regarding the market demand for and adoption of the jointly-developed platform; and the closing of the Private Placement. These forward-looking statements are not historical facts and instead are based on the Company’s current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of these forward-looking statements depends upon future events and involves risks, uncertainties, and other factors that may cause these statements to be inaccurate and cause the Company’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including, but not limited to: the ability of both parties to execute on their respective obligations under the strategic partnership; the ability to obtain required regulatory clearances, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; the ability to successfully integrate technologies and realize the anticipated benefits of the strategic partnership; risks that anticipated R&D and go-to-market funding commitments, including the timing, amount, and conditions thereof, may not be fully realized; risks that the jointly-developed platform may not be developed on the targeted timeline or at all; risks that the strategic partnership may not generate the anticipated revenue synergies, if any; the intense competition in the AI infrastructure market; risks related to adoption of, and participation by third parties in, an open AI ecosystem; and other risks detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025 filed with the SEC on September 24, 2025 and subsequent quarterly reports and other filings with the SEC. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by law, the Company assumes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any of these forward-looking statements to reflect actual results or subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Nutanix, Inc. on February 25, 2026
99.2	Joint press release issued by Nutanix, Inc. and Advanced Micro Devices, Inc. on February 25, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: February 25, 2026	By:	/s/ Rukmini Sivaraman
Rukmini Sivaraman
Chief Financial Officer